UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 12, 2007

Emisphere Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-10615	13-3306985
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

765 Old Saw Mill River Road, Tarrytown, New York		10591
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-347-2220

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2007, the Company's Board of Directors appointed Lewis H. Bender to the position of Interim Chief Executive Officer and President. Mr. Bender joined Emisphere in 1993. He became Senior Vice President of Business Development in April 1997. Previously he was Vice President of Business Development. Mr. Bender received a B.S and a M.S. in chemical engineering from the Massachusetts Institute of Technology, a M.A. in international studies from the University of Pennsylvania and a M.B.A. from the Wharton School of the University of Pennsylvania. Mr. Bender is 47 years old.

Michael M. Goldberg, M.D, was terminated as Chief Executive Officer and Chairman of the Board effective January 16, 2007.

Item 9.01 Financial Statements and Exhibits.

Exhibits

(c)

Exhibit 99.1 - Press release of Emisphere Technologies, Inc. dated January 16, 2007.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emisphere Technologies, Inc.

January 19, 2007	By:	Lewis H. Bender

Name: Lewis H. Bender
Title: Interim Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release of Emisphere Technologies, Inc. dated January 16, 2007